UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/25/2006

Realogy Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32852

Delaware	20-4381990
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 Campus Drive
Parsippany, NJ 07054
(Address of principal executive offices, including zip code)

(973) 407-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On September 25, 2006, our Apple Ridge Funding LLC subsidiary (the "Issuer") entered into an Omnibus Waiver and Increase ("omnibus Waiver and Increase")amending its relocation securitization facility (the "Facility") under which it issued its Secured Variable Funding Notes, Series 2005-1 (the "Notes"). The Omnibus Waiver and Increase increases the maximum principal amount of the Notes, and the related borrowing capacity of the Issuer under the Facility, by $150,000,000 to an amount not to exceed $700,000,000, effective September 25, 2006.

The Notes were: (1) purchased pursuant to the Note Purchase Agreement (the "Note Purchase Agreement") dated as of January 31, 2005 among Apple Ridge Funding LLC, Cartus Corporation ("Cartus," which is our relocation services subsidiary), the Managing Agents and Purchasers listed on the signature pages thereto, and the Administrative Agent named therein; and (2) issued pursuant to the Series 2005-1 Indenture Supplement (the "Supplement") dated as of January 31, 2005 among Apple Ridge Funding LLC, JP Morgan Chase Bank, National Association, as Indenture Trustee (the "Indenture Trustee"), and BNY, which modifies the Master Indenture dated as of April 25, 2000 among Apple Ridge Funding LLC, the Indenture Trustee and The Bank of New York, as Paying Agent, Authentication Agent and Transfer Agent and Regstrar ("BNY"). The Omnibus Waiver and Increase also waives a notice provision under the Note Purchase Agreement relating to the Issuer's request to increase the maximum principal amount of the Notes.

As previously disclosed in the Information Statement dated July 13, 2006, this Facility is one of three separate securitization programs maintained by Cartus to monetize certain relocation related assets, including assets under relocation management agreements. Under the relocation management agreements, the employers agree to pay fees and other amounts for relocation services provided to their employees by Cartus. Relocation services include the purchasing and selling of a transferring employee's home and the issuance of home equity advances to the transferred employee which are to be repaid from the proceeds of sale of the employee's home.

The Facility securitizes assets related to certain of Cartus' U.S. clients and relating to U.S. domestic and international services. The relocation management agreements designated to this Facility involve assets and receivables arising under relocation management agreements (i) entered into with corporate employers which are obligated to provide reimbursement for losses on the resale of employees' homes ("not at-risk") and (ii) which relate to homes located in the United States. Cartus is the servicer for the assets and receivables sold into the securitization and the Issuer is a consolidated special purpose entity, which issues the Notes under the Facility and utilizes the proceeds therefrom to purchase the relocation assets. Realogy Corporation ("Realogy") guarantees the performance of Cartus as originator of the receivables and as servicer under a performance guaranty (the "Guaranty") that replaced the performance guaranties that had been provided by Cendant Corporation and by Cendant Real Estate Services Group LLC prior to Realogy's separation from Cendant on July 31, 2006 (the "Cendant Guaranties"). The Guaranty was executed together with the Third Omnibus Amendment, Agreement and Consent among the parties to the Facility (the "Third Omnibus Amendment, Agreement and Consent"), under which the parties consented to Realogy's separation from Cendant Corporation and to the substitution of the Guaranty by Realogy for the Cendant Guaranties.

The commitment to fund under the Facility is subject to annual renewal and carries a commitment fee. The foregoing descriptions of the Omnibus Waiver and Increase, the Guaranty and the Third Omnibus Amendment, Agreement and Consent are summary in nature and qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Certain of the purchasers of the Notes, the Indenture Trustee, BNY and the Administrative Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under "Item 1.01. Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

Officers of Realogy will be meeting with securities analysts and investors during the period commencing on September 28, 2006 and ending on October 11, 2006. During these meetings, the officers will reaffirm Realogy's 2006 full year financial outlook as described in its press release and conference call on August 23, 2006. A copy of that press release was attached as Exhibit 99.1 to the Form 8-K furnished by Realogy to the Securities and Exchange Commission on August 23, 2006.

Investor slides to be used at these meetings, including information relating to Realogy's 2006 financial outlook, will be posted on Realogy's website at www.realogy.com at or prior to the commencement of these meetings.

All of the information furnished in this Item shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.    Other Events

On September 27, 2006, Realogy issued a press release announcing the preliminary results of its modified "Dutch Auction" tender offer for up to 32 million shares, which expired at 5:00 p.m., New York City time, on September 26, 2006. Based upon preliminary results, Realogy expects to acquire 37 million shares of its common stock at a price of $23.00 per share for a total cost of $851 million. The 37 million shares expected to be purchased are comprised of the 32 million shares Realogy offered to purchase and 5 million shares to be purchased pursuant to Realogy's right to purchase up to an additional 2 percent of the outstanding shares as of August 24, 2006, without extending the tender offer in accordance with applicable securities laws. The 37 million shares represent approximately 14.7 percent of the shares outstanding as of September 25, 2006.

The 37 million shares expected to be purchased in the tender offer represent a portion of the aggregate 48 million share repurchase program that was authorized by Realogy's Board of Directors on August 23, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Certain statements in this Form 8-K contain forward-looking information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation ("Realogy") to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis, a decline in the number of home sales and/or prices, local and regional conditions in the areas where our franchisees and brokerage operations are located, our inability to access capital and/or asset backed markets on favorable terms, and risks inherent in Realogy's separation from Cendant and the related transactions. There can be no assurance that Realogy will complete the share repurchase program or that the share repurchase program will achieve the benefits contemplated.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Form 8-K. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy's filings with the Securities and Exchange Commission (the "SEC"), including Realogy's Information Statement dated July 13, 2006 and its Quarterly Report on Form 10-Q for the three months ended June 30, 2006 under headings such as "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Except for Realogy's ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.        Description

Exhibit 10.1        Omnibus Waiver and Increase dated as of September 25, 2006 by and among Apple Ridge Funding LLC, Cartus Corporation, JP Morgan Chase, National Association, as Indenture Trustee, The Bank of New York, as Paying Agent, Authentication Agent and Registrar, the Managing Agents and Purchasers listed on the signatures pages thereto, and Calyon Corporate and Investment Bank, as Administrative Agent.

Exhibit 10.2        Performance Guaranty of Realogy Corporation relating to Apple Ridge Funding LLC Relocation Securitization Facility.

Exhibit 10.3    Third Omnibus Amendment, Agreement and Consent dated as of May 12, 2006 relating to Apple Ridge Funding LLC Relocation Securitization Facility.

Exhibit 99.1        Press Release of Realogy Corporation dated September 27, 2006.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Realogy with the Securities and Exchange Commission, unless specifically identified therein as being incorporated therein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Corporation

Date: September 27, 2006	By:	/s/ Anthony E. Hull
Anthony E. Hull
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 27, 2006
EX-10.3	Third Omnibus Amendment, Agreement and Consent dated as of May 12, 2006 relating to Apple Ridge Funding LLC Relocation Securitization Facility.
EX-10.2	Performance Guaranty of Realogy Corporation dated as of May 12, 2006 and effective July 31, 2006 relating to Apple Ridge Funding LLC Relocation Securitization Facility.
EX-10.1	Omnibus Waiver and Increase dated as of September 25, 2006 relating to Apple Ridge Funding LLC Relocation Securitization Facility.